                                                                   EXHIBIT 10.13

                  AMENDMENT NO. 7 TO EQUIPMENT LEASE AGREEMENT

                  This Amendment No. 7 to Equipment Lease Agreement (this "Amendment") dated as of December 31, 1995 is by and between Carlisle Plastics, Inc., a Delaware corporation ("Lessee"), and General Electric Capital Corporation, a New York corporation, as Agent for itself and certain Participants ("Lessor").

                                    RECITALS

                  A. Lessee and Lessor are parties to an Equipment Lease Agreement dated as of April 4, 1994, as amended by that certain First Amendment to Equipment Lease Agreement dated as of August 17, 1994, that certain Amendment No. 2 to Equipment Lease Agreement dated as of October 25, 1994, that certain Amendment No. 3 to Equipment Lease Agreement dated as of June 14, 1995, that certain Amendment No. 4 to Equipment Lease Agreement executed as of November 13, 1995 and effective as of September 30, 1995, that certain Amendment No. 5 to Equipment Lease Agreement executed as of December 1, 1995 and effective as of November 4, 1995 and that certain Amendment No. 6 to Equipment Lease Agreement executed as of December 29, 1995 and effective as of December 4, 1995 (as the same may be hereafter further amended, restated, supplemented or otherwise modified from time to time, the "Lease").

                  B. In order to change certain financial covenants of Lessee, Lessee and Lessor have agreed to further amend the Lease in the manner set forth herein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have their meaning as defined in Exhibit B to the Lease.

                  2. AMENDMENTS TO LEASE.

                     2.1 EXHIBIT B. Exhibit B to the Lease is hereby amended by inserting the following definition between the definitions of "Obligations" and "Option to Convert" contained therein:

                     "'Operating Cash Flow' shall mean, with respect to Lessee
                  and its subsidiaries on a Consolidated basis, for any fiscal period of Lessee, the sum of (i) EBITDA minus (ii) Capital Expenditures."

                     2.2 SECTION (a) OF EXHIBIT G-1. Exhibit G-1 to the Lease is hereby amended by deleting in its entirety clause (a) thereof and by substituting therefor the following:

                           "(a) Annual Maximum Capital Expenditures. Lessee and
                  its subsidiaries on a Consolidated basis shall not make annual Capital Expenditures during the following periods that exceed in the aggregate the amounts set forth opposite each of such periods:

                                                 Aggregate Annual Maximum
             Period Covered                        Capital Expenditures
             --------------                        --------------------
January 1, 1994 through December 31, 1994              $ 19,400,000

January 1, 1995 through December 31, 1995              $ 16,000,000

January 1, 1996 through March 31, 1999                 $ 18,000,000"

                     2.3 SECTION (b) OF EXHIBIT G-1. Exhibit G-1 to the Lease is hereby amended by deleting in its entirety clause (b) thereof and by substituting therefor the following:

                     "(b) Minimum Net Worth. Lessee and its subsidiaries on a
                  Consolidated basis shall have, as at each of the dates set forth below (and shall maintain at all times during the period from and including such date through but excluding the next date immediately succeeding such date), Net Worth equal to or greater than the amount set forth opposite such date:


                 Date                              Minimum Net Worth
                 ----                              -----------------
June 30, 1994                          The higher of $66,000,000 or Equity
                                       as of April 30, 1994

September 30, 1994                     The higher of $66,000,000 or Equity
                                       as of April 30, 1994

December 31, 1994                                    $ 68,000,000

March 31, 1995                                       $ 69,400,000

June 30, 1995                                        $ 71,300,000

September 30, 1995                                   $ 70,000,000

December 31, 1995                                    $ 40,000,000

March 31, 1996                                       $ 40,000,000

June 30, 1996                                        $ 40,000,000

September 30, 1996                                   $ 42,000,000

December 31, 1996                                    $ 44,000,000

March 31, 1997                                       $ 45,000,000

June 30, 1997                                        $ 46,000,000

September 30, 1997                                   $ 48,000,000

December 31, 1997                                    $ 49,000,000

March 31, 1998                                       $ 50,000,000

June 30, 1998                                        $ 51,000,000

September 30, 1998                                   $ 53,000,000

December 31, 1998                                    $ 54,000,000

March 31, 1999                                       $ 55,000,000"

                     2.4 SECTION (c) OF EXHIBIT G-1. Exhibit G-1 to the Lease is hereby amended by deleting in its entirety clause (c) thereof and by substituting therefor the following:

                     "(c) Minimum Interest and Taxes Coverage Ratio. Lessee and
                  its subsidiaries on a Consolidated basis shall have a ratio of
                  (i) EBITDA to (ii) Interest Expense and taxes (as stated in Lessee's consolidated statement of income), in each case measured as at each of the dates set forth below, for each of the periods set forth opposite such dates, of not less than the amount set forth opposite each such period and date:

                                                         Minimum Interest and Taxes
             Date                 Period Covered               Coverage Ratio
             ----                 --------------               --------------
June 30, 1994            July 1, 1993 through June 30,           2.2 to 1.0
                         1994

September 30, 1994       October 1, 1993 through                 2.2 to 1.0
                         September 30, 1994

December 31, 1994        January 1, 1994 through                 2.2 to 1.0
                         December 31, 1994

March 31, 1995           April 1, 1994 through March             2.1 to 1.0
                         31, 1995

June 30, 1995            July 1, 1994 through June 30,            2.1 to 1.0
                         1995

September 30, 1995       October 1, 1994 through                 2.1 to 1.0
                         September 30, 1995

December 31, 1995        January 1, 1995 through               Not Applicable
                         December 31, 1995

January 1, 1996 through                ____                    Not Applicable
March 30, 1998

March 31, 1998           April 1, 1997 through March             2.0 to 1.0
                         31, 1998

June 30, 1998            July 1, 1997 through June 30,           2.0 to 1.0
                         1998

September 30, 1998       October 1, 1997 through                 2.0 to 1.0
                         September 30, 1998

December 31, 1998        January 1, 1998 through                 2.0 to 1.0
                         December 31, 1998

March 31, 1999           April 1, 1998 through March             2.0 to 1.0"
                         31, 1999

                     2.5 SECTION (d) OF EXHIBIT G-1. Exhibit G-1 to the Lease is hereby amended by deleting in its entirety clause (d) thereof and by substituting therefor the following:

                     "(d) Minimum Fixed Charges Coverage Ratio. Lessee and its
                  subsidiaries on a Consolidated basis shall have a ratio of (i) EBITDA to (ii) Fixed Charges, in each case measured as at each of the dates set forth below, for each of the periods set forth opposite such dates, of not less than the amount set forth opposite each such period and date:

                                                             Minimum Fixed Charges
              Date                 Period Covered               Coverage Ratio
              ----                 --------------               --------------
June 30, 1994            July 1, 1993 through June 30,            1.5 to 1.0
                         1994

September 30, 1994       October 1, 1993 through                  1.5 to 1.0
                         September 30, 1994

December 31, 1994        January 1, 1994 through                  1.5 to 1.0
                         December 31, 1994

March 31, 1995           April 1, 1994 through March              1.4 to 1.0
                         31, 1995

June 30, 1995            July 1, 1994 through June 30,            1.4 to 1.0
                         1995

September 30, 1995       October 1, 1994 through                  1.4 to 1.0
                         September 30, 1995

December 31, 1995        January 1, 1995 through                Not Applicable
                         December 31, 1995
January 1, 1996 through                 ____                    Not Applicable
March 30, 1998

March 31, 1998           April 1, 1997 through March              1.3 to 1.0
                         31, 1998

June 30, 1998            July 1, 1997 through June 30,            1.3 to 1.0
                         1998

September 30, 1998       October 1, 1997 through                  1.3 to 1.0
                         September 30, 1998

December 31, 1998        January 1, 1998 through                  1.3 to 1.0
                         December 31, 1998

March 31, 1999           April 1, 1998 through March              1.3 to 1.0"
                         31, 1999

                     2.6 SECTION (e) OF EXHIBIT G-1. Exhibit G-1 to the Lease is hereby amended by deleting in its entirety clause (e) thereof and by substituting therefor the following:

                     "(e) Minimum Operating Cash Flow. Lessee and its
                  subsidiaries on a Consolidated basis shall have, at each of the dates set forth below (and shall maintain at all times during the period from and including such date through but excluding the next date immediately succeeding such date), Operating Cash Flow equal to or greater than the amount set forth opposite such date:

                                                   Minimum Operating
                   Date                                Cash Flow
                   ----                            -----------------
for the fiscal quarter ended:                        $ 4,000,000
March 31, 1996

for the two fiscal quarter period ended:             $ 9,000,000
June 30, 1996

for the three fiscal quarter period                  $15,000,000
ended:  September 30, 1996

for the four fiscal quarter period ended:            $22,000,000
December 31, 1996

for the four fiscal quarter period ended:            $24,000,000
March 31, 1997

for the four fiscal quarter period ended:            $24,000,000
June 30, 1997

for the four fiscal quarter period ended:            $24,000,000
September 30, 1997

for the four fiscal quarter period ended:            $24,000,000"
December 31, 1997

                  3. CONDITIONS TO EFFECTIVENESS. This Amendment shall not become effective, and Lessor shall have no obligation hereunder, until the following conditions shall have been satisfied in full, in Lessor's sole discretion:

                  (a) Lessor shall have received original counterparts of this Amendment, duly executed by each party hereto;

                  (b) Lessor shall have received original counterparts of (i) that certain Amendment No. 5 to Equipment Sublease Agreement (AWC) dated as of the date hereof by and between Lessee, as sublessor, and American Western Corporation, as sublessee, and (ii) that certain Amendment No. 5 to Equipment Sublease Agreement (Rhino-X) dated as of the date hereof by and between Lessee, as sublessor, and Rhino-X Industries, Inc., as sublessee, each duly executed by each party thereto; and

                  (c) on and as of the date hereof, the representations and warranties of Lessee made pursuant to Section 4 hereof shall be true, accurate and complete in all respects.

                  4. REPRESENTATIONS AND WARRANTIES OF LESSEE. In order to induce Lessor to enter into this Amendment, Lessee makes the following representations and warranties, each of which shall survive the execution and delivery of this Amendment:

                  (a) as of the date hereof, no Default or Potential Default has occurred and is continuing under the Lease and, after giving effect to this Amendment and the transactions contemplated hereby, no Default or Potential Default shall have occurred and be continuing under the Lease;

                  (b) as of the date hereof and after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties of Lessee contained in the Lease Documents are true, accurate and complete in all respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent that any such representation or warranty expressly relates to an earlier date; and

                  (c) the execution, delivery and performance by Lessee of this Amendment and each of the agreements, schedules, exhibits, certificates, documents and other instruments attached hereto, described herein or contemplated hereby to which such Person is a party are within its corporate power and have been duly authorized by all necessary corporate action on the part of such Person (including, without limitation, resolutions of the board of directors and, as applicable, the stockholders, of such Person), and this Amendment and such agreements, schedules, exhibits, certificates, documents and instruments are the legal, valid and binding obligation of each such Person enforceable against each such Person in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or by application of general principles of equity.

                  5. REFERENCE TO AND EFFECT ON THE LEASE.

                     5.1 This Amendment shall be effective upon (i) the receipt by Lessee and Lessor of executed counterparts hereof or of telecopied confirmation of the execution and mailing of this Amendment, and the satisfaction, in the opinion of Lessor, of all conditions to the termination contained or referred to herein. On or after the effective date hereof, each reference in the Lease to "this Lease," "hereunder," "hereof," "herein," or words of like import and each reference to the Lease in each document executed in connection therewith shall mean and be a reference to the Lease as amended hereby.

                     5.2 All of the terms, conditions and covenants of the Lease and the other documents executed in connection therewith shall remain unaltered and in full force and effect and shall be binding upon Lessee in all respects and are hereby ratified and confirmed.

                     5.3 Except as specifically amended hereby, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of (a) any right, power or remedy of Lessor under the Lease or any of the documents executed in connection therewith, or (b) any Default or Potential Default under the Lease.

                  6. COSTS AND EXPENSES. Lessee agrees to pay on demand all reasonable and documented costs and expenses of Lessor in connection with the preparation, execution and delivery of this Amendment and the transactions contemplated hereby, including the reasonable fees and out-of-pocket expenses of counsel for Lessor with respect thereto.

                  7. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

                  8. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  9. RATIFICATION. Except as expressly amended hereby, all of the representations, warranties, provisions, covenants, terms and conditions of the Lease shall remain unaltered and in full force and effect as amended hereby.

                           [signature page to follow]

                  IN WITNESS WHEREOF, Lessee and Lessor have caused this Amendment to be duly executed as of the date first written above.


                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                    a New York corporation,
                                    as Agent for itself and certain Participants


                                    By:      /s/ JENNIFER L. AGNES
                                       -----------------------------------------
                                    Name:    Jennifer L. Agnes
                                         ---------------------------------------
                                    Its:     Assistant Vice President
                                        ----------------------------------------


                                    CARLISLE PLASTICS, INC.,
                                    a Delaware corporation


                                    By:      /s/ CHERYL SAUTER
                                       -----------------------------------------
                                    Name:    Cheryl Sauter
                                         ---------------------------------------
                                    Its:     Treasurer
                                        ----------------------------------------